SECOND AMENDMENT TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT


     This Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of September 29, 1998 (this "Amendment"), is among SCI FUNDING, INC., a Delaware corporation ("Seller"), SCI TECHNOLOGY, INC., an Alabama corporation ("SCI"), SCI SYSTEMS, INC., a Delaware corporation ("Guarantor"), RECEIVABLES CAPITAL CORPORATION, a Delaware corporation ("RCC"), QUINCY CAPITAL CORPORATION, a Delaware corporation ("Quincy"; RCC and Quincy are collectively referred to as the "Purchasers"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as administrative agent for the Purchaser ("Administrative Agent").

                            Background

     1. Seller, SCI, Guarantor, Purchasers and the Administrative Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of September 27, 1996, as amended by the First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of October 31, 1997 (the "Receivables Purchase Agreement").

     2. The parties hereto desire to amend the Receivables Purchase Agreement in certain respects as set forth herein.

     NOW,  THEREFORE,  in  consideration  of the  foregoing  and other  good and
valuable  consideration,   the  receipt  in  sufficiency  of  which  are  hereby
acknowledged, the parties hereto hereby agree as follows.

     SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

     SECTION 2. Exposure Amounts. Section 2.04(a) of the Receivables Purchase Agreement is hereby amended by (i) deleting the word "minus" at the end of clause (iv) thereof and substituting therefor the word "plus", (ii) deleting clause (v) thereof in its entirety and (ii) renumbering clause (vi) thereof to be clause (v). Sections 2.04(d) and (e) of the Receivables Purchase Agreement are hereby deleted in their entirety and Section 2.04(f) shall be renumbered to be Section 2.04(d). The definitions of "Exposure Amount" and "Exposure Limit" are hereby deleted from Appendix A to the Receivables Purchase Agreement.

     SECTION  3.  Representations  and  Warranties.  Each  of  Seller,  SCI  and
Guarantor hereby represent and warrant that (i) the representations and warranties set forth in Article VI of the Receivables Purchase Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date and shall be deemed to have been made on such date (except to the extent they relate solely to an earlier date, in which event they were ture and correct as of such earlier date) and (ii) after giving effect to this Amendment, no event has occurred and is continuing, or would result from this Amendment, that constitutes a Termination Event or Unmatured Termination Event.

     SECTION 4. Miscellaneous. The Receivables Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Seller, SCI and Guarantor, jointly and severally, agree to pay on demand all costs and expenses, including all reasonable attorneys' fees and disbursements, actually incurred by the Administrative Agent in connection with the negotiation, preparation, execution on delivery of this Amendment.


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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be executed by their respective duly authorized officers as of the date first above written.

                              RECEIVABLES CAPITAL CORPORATION



                              By:
                              Name Printed:
                              Its:



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                              QUINCY CAPITAL CORPORATION



                              By:
                              Name Printed:
                              Its:



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                              BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION, as the
                                 Administrative Agent


                              By:
                              Name Printed:
                              Its:



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                              SCI FUNDING, INC.


                              By:
                              Name Printed:
                              Its:


                              SCI TECHNOLOGY, INC.


                              By:
                              Name Printed:
                              Its:


                              SCI SYSTEMS, INC.


                              By:
                              Name Printed:
                              Its: